Exhibit 10.3

May 15, 2020
Allisha Elliott
c/o Sensata Technologies, Inc.
529 Pleasant Street
Attleboro, MA 02703

RE: LETTER AGREEMENT AMENDING EMPLOYMENT AGREEMENT BETWEEN ALLISHA ELLIOTT AND SENSATA TECHNOLOGIES, INC.
Dear Allisha:
This Letter Agreement (this “Letter Agreement”) shall serve as an amendment to your Employment Agreement, dated February 26, 2016 (your “Employment Agreement”), by and between you and Sensata Technologies, Inc., a Delaware corporation (“Sensata” or the “Company”). This Letter Agreement shall become effective on the eighth day following your execution of the Letter Agreement, assuming that you do not revoke your acceptance within the seven-day period following your execution as set forth below. The Separation Payments described in this Letter Agreement are conditioned upon your timely execution and non-revocation of the Affirmation of Letter Agreement and Release of Claims which is attached hereto as Exhibit A. This Letter Agreement, along with the terms of your Employment Agreement not amended by this Letter Agreement, shall govern the terms of your employment with the Company. In consideration of the mutual covenants contained in this Letter Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, you and the Company hereby agree to the following:
1.Defined Terms. Capitalized terms not otherwise defined in this Letter Agreement shall have the meaning assigned to them in your Employment Agreement.
2.Position and Duties. Effective June 15, 2020, the first sentence of Paragraph 2(a) of your Employment Agreement is hereby deleted in its entirety and replaced with the following: “During the Employment Period, Executive shall serve as a Senior Advisor of the Company and shall have the duties, responsibilities, functions and authority consistent with the role of a Senior Advisor employee, subject to the power and authority of the Board or Chief Executive Officer & President of the Company to expand or limit such duties, responsibilities, functions and authority and to overrule actions of employees of the Company. During the Employment Period, Executive shall render to Parent and its Subsidiaries and the Chief Executive Officer of the Company administrative, financial and other services that are consistent with Executive’s position, as the Board and the Chief Executive Officer of the Company may from time to time direct.”

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3.Compensation and Benefits. During the Employment Period, you shall continue to be eligible to receive the compensation and benefits described in Paragraph 3 of your Employment Agreement, in accordance with the terms and conditions of this Letter Agreement, your Employment Agreement (except as amended by this Letter Agreement) and the Company’s policies (which shall control). In addition, the Company hereby nullifies your Consent to Reduction in Salary, dated March 31, 2020, and agrees to pay you for the amounts previously deducted from your semi-monthly Base Salary payments during April and May 2020 (“Reduction Reimbursement”). The Reduction Reimbursement shall be included in your regular semi-monthly payment for the period ending May 31, 2020.
4.Employment Period and Separation from the Company
a.Effective as of the date hereof, Paragraphs 4(a) and 4(b) of your Employment Agreement are hereby deleted in their entirety and replaced with the following: “The Employment Period shall end on November 2, 2020 (“Planned Employment End Date”); provided, however, that the Employment Period shall terminate earlier upon (i) Executive’s resignation (with or without Good Reason) (the “Early Resignation End Date”); (ii) Executive’s death or Disability; or (iii) the Company’s termination of Executive’s employment with Cause.
b.On the earlier of the Planned Employment End Date or the Early Resignation End Date (the “Employment End Date”), you will no longer be required to fulfill any of the duties and responsibilities associated with your positions as Senior Advisor or Senior Vice President Chief Human Resources Officer, as applicable.
5.Separation Payments
a.If you decide to trigger the Early Resignation End Date, in exchange for your timely execution and non-revocation of this Letter Agreement, including the Release in Section (6) of this Letter Agreement, and the Affirmation of Letter Agreement and Release of Claims which is attached hereto as Exhibit A and your continued compliance with the terms of your Employment Agreement and this Letter Agreement, the Company agrees to:
(i)continue payment of your Base Salary less lawful deductions through the Early Resignation End Date, which shall be paid in semi-monthly payments on the Company’s regular payroll dates;
(ii)pay you a one-time separation payment equal to (A) the Base Salary you would have received between the Early Resignation End Date and the Planned Employment End Date, plus (B) Five Hundred Sixty-Five Thousand Five Hundred and Six Dollars (US $565,506), less (C) deductions required by law (the “Early Separation Payment”). The Early Separation Payment shall be made within thirty (30) days following the Early Resignation End Date, provided you timely sign and do not revoke the Affirmation of Letter Agreement and Release of Claims, which is attached hereto as Exhibit A. The Early Separation Payment shall not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or any of its affiliates; and

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(iii)provide you the Senior Executive Benefits through the Early Resignation End Date.
b.If your employment has not been terminated for the reasons set forth in Section 4(a) above, your last day of employment shall be the Planned Employment End Date, and in exchange for your timely execution and non-revocation of this Agreement, including the Release in Section 6 of this Letter Agreement, and the Affirmation of Letter Agreement and Release of Claims which is attached hereto as Exhibit A and your continued compliance with the terms of your Employment Agreement and this Letter Agreement, the Company agrees to:
(i)continue payment of your Base Salary less lawful deductions for the period May 16, 2020 through the Planned Employment End Date, which will be paid in semi-monthly payments on the Company’s regular payroll dates;
(ii)pay you a one-time separation payment equal to Five Hundred Sixty-Five Thousand Five Hundred and Six Dollars (US $565,506), less deductions required by law (the “Planned Separation Payment”). The Planned Separation Payment shall be made within thirty (30) days following the Planned Employment Date, provided you timely sign and do not revoke the Affirmation of Letter Agreement and Release of Claims, which is attached hereto as Exhibit A. The Planned Separation Payment shall not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or any of its affiliates; and
(iii)provide you the Senior Executive Benefits through the Planned Employment End Date.
c.You acknowledge and represent that, other than the Early Separation Payment or the Planned Separation Payment, you will have already received all compensation to which you were entitled by virtue of your employment relationship with the Company, including any entitlements outlined in your Employment Agreement, as of your Employment End Date.
d.You understand and agree that during the period between May 16, 2020 and your Employment End Date, you remain subject to all Company policies, procedures, and practices.
6.Release of Claims by You (the “Release”)
a.You (for yourself, your heirs, assigns or executors) release and forever discharge the Company, any of its affiliates, and its and their directors, officers, agents and employees (collectively, the “Released Parties”) from any and all claims, suits, demands, causes of action, contracts, covenants, obligations, debts, costs, expenses, attorneys’ fees, liabilities of whatever kind or nature in law or equity, by statute or otherwise whether now known or unknown, vested or contingent, suspected or unsuspected, and whether or not concealed or hidden, which have existed or may have existed, or which do exist, through the date this Letter Agreement becomes effective and enforceable of any kind (“Claims”), which relate in any way to your employment with the Company or the termination of that employment, your rights under the employee benefit plans of the Company and your rights to accrued, unused vacation time in the payroll system.

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b.Such released Claims include any and all claims, obligations, or causes of actions, of whatever kind, arising out of or in any way connected with any acts, omissions, practices, or policies that were or could have been asserted in connection with a civil action or administrative action under Title VII of the Civil Rights Act of 1964, 42 U.S.C. §2000e et seq. as amended; the Civil Rights Act of 1991, 42 U.S.C. §§1981-1988; the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq.; the Older Workers Benefits Protection Act of 1990; the Vocational Rehabilitation Act of 1973, 29 U.S.C. § 793 et seq.; the Family Medical Leave Act, 29 U.S.C. §2601 et seq.; the Americans With Disabilities Act, 42 U.S.C. § 12101 et seq.; 42 U.S.C. §§ 1981-1988; the Employee Retirement Income Security Act, 29 U.S.C. § 1001, et seq.; the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101, et seq.; the Immigration Reform and Control Act of 1986, 8 U.S.C. § 1324a, et seq.; the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq.; the Sarbanes-Oxley Act of 2002 (including the “whistleblower” provisions, 18 U.S.C. § 1514A, et seq.); the National Labor Relations Act, 29 U.S.C. §151 et seq.; the Equal Pay Act of 1963; the Consolidated Omnibus Budget Reconciliation Act of 1985, I.R.C. § 4980B; the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq.; the Genetic Information Nondiscrimination Act of 2008; the Fair Labor Standards Act, 29 U.S.C. §201 et seq.; the Employee Polygraph Protection Act of 1988; the Lily Ledbetter Fair Pay Act of 2009; the Pregnancy Discrimination Act of 1978; the Uniformed Services Employment and Reemployment Rights Act of 1994; Massachusetts Law Against Discrimination, G.L. c.151B; Massachusetts Workers’ Compensation Act, G.L. c. 152 §75B; Massachusetts Civil Rights Act, G.L. c.12, §11; Massachusetts Equal Rights Act, G.L. c. 93; Massachusetts Small Necessities Act, G.L. c. 149 §52D; Massachusetts Privacy Statute, G.L. c. 214, §1B; Massachusetts Equal Pay Act, G.L. c. 149 §105A-C; Massachusetts Age Discrimination Law, G.L. c. 149 §24 A et seq.; Massachusetts Maternity Leave Act, G.L. c. 149, § 105D; Massachusetts Sexual Harassment Statute, G.L. c. 214, §1C; Massachusetts Wage and Hour Laws, G.L. c. 151§1A et seq.; Massachusetts Wage Payment Statutes, G.L. c. 149, §§ 148, 148A, 148B, 149, 150, 150A-150C, 151, 152, 152A, et seq.; any other Massachusetts statute, law, rule, or regulation relating to labor and employment, including but not limited to, any claim for unpaid wages and/or penalties or any amendments to any of the foregoing; any other federal, state, and/or local civil rights law and/or whistleblower law; any other federal, state, and/or local statute, law, constitution, ordinance, rule, regulation, or order, or common law, in any way resulting from your employment with or separation from employment from the Company.
c.Nothing in this Release prohibits you from challenging the validity of this Release under the federal age or other discrimination laws (the “Federal Discrimination Laws”) or from filing a charge or complaint of age or other employment- related discrimination with the Equal Employment Opportunity Commission (the “EEOC”), or from participating in any investigation or proceeding conducted by the EEOC. However, the release in this Section 6 does prohibit you from seeking or receiving monetary damages or other individual-specific relief in connection with any such charge or complaint of age or other employment-related discrimination with the EEOC or applicable state agency. Further, nothing in this Agreement limits the Company’s right to seek immediate dismissal of such charge or complaint on the basis that your signing of this Agreement constitutes a full release of any individual rights under the Federal Discrimination Laws, or the Company’s right to seek restitution of the economic benefits provided to you under this Agreement

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(or other legal remedies) if you successfully challenge the validity of this Release and prevail in any claim under the Federal Discrimination Laws.
d.Nothing in this Release or Letter Agreement prohibits you from reporting possible violations of federal law or regulation to any governmental agency or regulatory authority (including but not limited to the Securities and Exchange Commission, U.S. Department of Labor, U.S. Department of Justice and/or the National Labor Relations Board), or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. However, you understand and agree that you are waiving the right to any monetary recovery in connection with any complaint or charge that you may file with an administrative agency, except with respect to any monetary recovery under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002.
e.In signing this Release, you acknowledge that you intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. You expressly consent that this Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. You acknowledge and agree that this Release is an essential and material term of this Agreement and without such Release the Company would not have agreed to the Separation Payments described in Section 5 of this Letter Agreement. You further agree that in the event you bring your own Claim in which you seek damages against the Company, or in the event you seek to recover damages against the Company in any Claim brought by a governmental agency on your behalf, this Release shall serve as a complete defense to such Claims.
f.You acknowledge that you are receiving this Letter Agreement on May 15, 2020, and you shall have twenty-one (21) days from your receipt of the Letter Agreement to consider and sign it (“Acceptance Period”). You also acknowledge that any changes or modifications to this Letter Agreement do not restart or otherwise extend the Acceptance Period, unless such changes are material. You shall have seven (7) calendar days following execution of the Letter Agreement to revoke the Agreement by giving notice of such revocation to the Company via Melissa Mong, VP, General Counsel (Interim) and Corporate Secretary, via e-mail at mmong@sensata.com; and, to be effective, such notice must be received by the Company no later than the seventh (7th) calendar day following your execution of this Letter Agreement (if such day is a Saturday or Sunday, or a legal holiday then such notice must be received on the first day thereafter that is not a Saturday, Sunday, or legal holiday). You further acknowledge that if you do not sign this Letter Agreement within twenty-one (21) days from your receipt of the Letter Agreement, or, alternatively, if you sign this Letter Agreement within twenty-one (21) days from your receipt of the Letter Agreement but subsequently revoke the Letter Agreement no later than seven (7) calendar days following execution of the Letter Agreement by giving timely notice (as described above) of such revocation, then you forfeit any and all rights to the Separation Payments under this Letter Agreement.
7.Compliance With Older Workers’ Benefit Protection Act. You and the Company desire and intend that this Letter Agreement comply with the terms of the Older Workers’ Benefit Protection Act. Accordingly, you acknowledge that you have been advised of the following rights:

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a.You understand that federal and state laws, including the Age Discrimination in Employment Act, prohibit employment discrimination based upon age, sex, race, color, national origin, ethnicity, or disability. You further understand and agree that, by signing this Agreement, you agree to waive any and all such claims, and release the Released Parties from any and all such claims.

b.	YOU AGREE THAT THIS RELEASE IS GIVEN KNOWINGLY AND VOLUNTARILY AND ACKNOWLEDGE THAT:
(i)THIS AGREEMENT IS WRITTEN IN A MANNER UNDERSTOOD BY YOU;
(ii)THIS RELEASE REFERS TO RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED;
(iii)YOU HAVE NOT WAIVED ANY RIGHTS ARISING AFTER THE DATE OF THIS AGREEMENT;
(iv)YOU HAVE RECEIVED VALUABLE CONSIDERATION IN EXCHANGE FOR THE RELEASE OTHER THAN AMOUNTS YOU ARE OTHERWISE ALREADY ENTITLED TO RECEIVE;
(v)YOU HAVE TWENTY-ONE (21) DAYS AFTER RECEIVING THIS LETTER AGREEMENT TO CONSIDER WHETHER TO SIGN IT;
(vi)IN THE EVENT THAT YOU SIGN THE LETTER AGREEMENT, YOU HAVE ANOTHER SEVEN (7) DAYS TO REVOKE IT BY DELIVERING NOTICE AS SET FORTH IN SECTION 6(f).
(vii)NEITHER THE COMPANY NOR ITS AGENTS OR ATTORNEYS HAS MADE ANY REPRESENTATIONS OR PROMISES TO THE TERMS OR EFFECTS OF THIS AGREEMENT OTHER THAN THOSE CONTAINED HERE; AND
(viii)YOU HAVE BEEN AND ARE AGAIN BEING ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT.
8.Incorporation of Employment Agreement. All terms and provisions of your Employment Agreement are hereby incorporated by reference with the same force and effect as though fully set forth herein; provided, however, if any term or provision set forth in this Letter Agreement is inconsistent with any term or provision in the Employment Agreement, the terms and provisions in this Letter Agreement shall prevail.
9.Additional Agreements. You also agree not to, except as may be required by law, directly or indirectly, publicly or privately, make, publish or solicit, or encourage others to make, publish or solicit, any disparaging statements, comments, announcements, or remarks concerning Company, any of its affiliates, or any of their respective past and present directors, officers or employees. You further agree to keep all confidential and proprietary information about the past or present business affairs of the Company confidential unless a prior written release from the Company is obtained. You further agree that on or before your Employment End Date you will return to the

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Company any and all property, tangible or intangible, relating to its business, which you possess or have control over including, but not limited to, company-provided credit cards, building or office access cards, keys, computer equipment, manuals, files, documents, records, software, customer data base and other data, and that you shall not retain any copies, compilations, extracts, excerpts, summaries or other notes of any such manuals, files, documents, records, software, customer data base or other data.
10.No Transfer or Assignment. You and the Company agree that no interest or right you have or any of your beneficiaries has to receive payment or to receive benefits under this Letter Agreement shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind, except as required by law. Nor may such interest or right to receive payment or distribution be taken, voluntarily or involuntarily, for the satisfaction of the obligations or debts of, or other claims against you or your beneficiary, including for alimony, except to the extent required by law.
11.No Admissions. This Letter Agreement shall not be construed as an admission of any wrongdoing by you or by the Company, its affiliates, or its and their directors, officers, agents and employees.
12.No Other Agreement. This Letter Agreement, including your Employment Agreement, which is incorporated to this Letter Agreement, contains the entire agreement between you and the Company with respect to the subject matter herein. No part of this Letter Agreement may be changed except in writing, executed by both you and the Company.
13.Governing Law. This Letter Agreement shall be interpreted in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Whenever possible, each provision of this Letter Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or any of the remaining provisions of this Letter Agreement.
14.Counterparts. This Letter Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same Agreement.
Remainder of Page Intentionally Left Blank

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Please indicate your agreement and acceptance of the terms and conditions set forth in this Agreement by signing below and returning it to us on or before May 18, 2020.
Very truly yours,
Sensata Technologies, Inc.

By: /s/ Jeff Cote
Jeff Cote
Chief Executive Officer & President

AGREED TO AND ACCEPTED BY:

/s/ Allisha Elliott
Allisha Elliott

5/15/20
Date

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EXHIBIT A

AFFIRMATION OF LETTER AGREEMENT AND RELEASE OF CLAIMS

I, Allisha Elliott, hereby reaffirm my signature and agreement to each of the terms and conditions of the Letter Agreement, dated May 15, 2020, by and between myself and the Company, including, but not limited to, the Release set forth in Section (6) and the Compliance With Older Workers’ Benefit Protection Act provision set forth in Section (7), which are both set forth in full below.
1.Release of Claims by You (the “Release”)
a.Allisha Elliott (or “you”) (for yourself, your heirs, assigns or executors) release and forever discharge the Company, any of its affiliates, and its and their directors, officers, agents and employees (collectively, the “Released Parties”) from any and all claims, suits, demands, causes of action, contracts, covenants, obligations, debts, costs, expenses, attorneys’ fees, liabilities of whatever kind or nature in law or equity, by statute or otherwise whether now known or unknown, vested or contingent, suspected or unsuspected, and whether or not concealed or hidden, which have existed or may have existed, or which do exist, through the date this Letter Agreement becomes effective and enforceable of any kind (“Claims”), which relate in any way to your employment with the Company or the termination of that employment, your rights under the employee benefit plans of the Company and your rights to accrued, unused vacation time in the payroll system (the “Release”).
b.Such released Claims include any and all claims, obligations, or causes of actions, of whatever kind, arising out of or in any way connected with any acts, omissions, practices, or policies that were or could have been asserted in connection with a civil action or administrative action under Title VII of the Civil Rights Act of 1964, 42 U.S.C. §2000e et seq. as amended; the Civil Rights Act of 1991, 42 U.S.C. §§1981-1988; the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621 et seq.; the Older Workers Benefits Protection Act of 1990; the Vocational Rehabilitation Act of 1973, 29 U.S.C. § 793 et seq.; the Family Medical Leave Act, 29 U.S.C. §2601 et seq.; the Americans With Disabilities Act, 42 U.S.C. § 12101 et seq.; 42 U.S.C. §§ 1981-1988; the Employee Retirement Income Security Act, 29 U.S.C. § 1001, et seq.; the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101, et seq.; the Immigration Reform and Control Act of 1986, 8 U.S.C. § 1324a, et seq.; the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq.; the Sarbanes-Oxley Act of 2002 (including the “whistleblower” provisions, 18 U.S.C. § 1514A, et seq.); the National Labor Relations Act, 29 U.S.C. §151 et seq.; the Equal Pay Act of 1963; the Consolidated Omnibus Budget Reconciliation Act of 1985, I.R.C. § 4980B; the Fair Credit Reporting Act, 15 U.S.C. § 1681 et seq.; the Genetic Information Nondiscrimination Act of 2008; the Fair Labor Standards Act, 29 U.S.C. §201 et seq.; the Employee Polygraph Protection Act of 1988; the Lily Ledbetter Fair Pay Act of 2009; the Pregnancy Discrimination Act of 1978; the Uniformed Services Employment and Reemployment Rights Act of 1994; Massachusetts Law Against Discrimination, G.L. c.151B; Massachusetts Workers’ Compensation Act, G.L. c. 152 §75B; Massachusetts Civil Rights Act, G.L. c.12, §11; Massachusetts Equal Rights Act, G.L. c. 93; Massachusetts Small Necessities Act, G.L. c. 149

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§52D; Massachusetts Privacy Statute, G.L. c. 214, §1B; Massachusetts Equal Pay Act, G.L. c. 149 §105A-C; Massachusetts Age Discrimination Law, G.L. c. 149 §24 A et seq.; Massachusetts Maternity Leave Act, G.L. c. 149, § 105D; Massachusetts Sexual Harassment Statute, G.L. c. 214, §1C; Massachusetts Wage and Hour Laws, G.L. c. 151§1A et seq.; Massachusetts Wage Payment Statutes, G.L. c. 149, §§ 148, 148A, 148B, 149, 150, 150A-150C, 151, 152, 152A, et seq.; any other Massachusetts statute, law, rule, or regulation relating to labor and employment, including but not limited to, any claim for unpaid wages and/or penalties or any amendments to any of the foregoing; any other federal, state, and/or local civil rights law and/or whistleblower law; any other federal, state, and/or local statute, law, constitution, ordinance, rule, regulation, or order, or common law, in any way resulting from your employment with or separation from employment from the Company.
c.Nothing in this Release prohibits you from challenging the validity of this release under the federal age or other discrimination laws (the “Federal Discrimination Laws”) or from filing a charge or complaint of age or other employment- related discrimination with the Equal Employment Opportunity Commission (the “EEOC”), or from participating in any investigation or proceeding conducted by the EEOC. However, the Release in this Section 6 does prohibit you from seeking or receiving monetary damages or other individual-specific relief in connection with any such charge or complaint of age or other employment-related discrimination with the EEOC or applicable state agency. Further, nothing in this Agreement limits the Company’s right to seek immediate dismissal of such charge or complaint on the basis that your signing of this Agreement constitutes a full release of any individual rights under the Federal Discrimination Laws, or the Company’s right to seek restitution of the economic benefits provided to you under this Agreement (or other legal remedies) if you successfully challenge the validity of this Release and prevail in any claim under the Federal Discrimination Laws.
d.Nothing in this Release or Letter Agreement prohibits you from reporting possible violations of federal law or regulation to any governmental agency or regulatory authority (including but not limited to the Securities and Exchange Commission, U.S. Department of Labor, U.S. Department of Justice and/or the National Labor Relations Board), or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. However, you understand and agree that you are waiving the right to any monetary recovery in connection with any complaint or charge that you may file with an administrative agency, except with respect to any monetary recovery under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002.
e.In signing this Release, you acknowledge that you intend that it shall be effective as a bar to each and every one of the Claims hereinabove mentioned or implied. You expressly consent that this Release shall be given full force and effect according to each and all of its express terms and provisions, including those relating to unknown and unsuspected Claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected and unanticipated Claims), if any, as well as those relating to any other Claims hereinabove mentioned or implied. You acknowledge and agree that this Release is an essential and material term of the Letter Agreement and without such Release the Company would not have agreed to the Separation Payments described in Section 5 of the Letter Agreement. You further agree that in the event you bring your own Claim in which you seek damages against the

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Company, or in the event you seek to recover damages against the Company in any Claim brought by a governmental agency on your behalf, this Release shall serve as a complete defense to such Claims.
f.You acknowledge that you are receiving this Affirmation of Letter Agreement and Release of Claims on [insert applicable date], 2020, and you shall have twenty-one (21) days from your receipt of the document to consider and sign it (“Acceptance Period”). You also acknowledge that any changes or modifications to this Affirmation do not restart or otherwise extend the Acceptance Period, unless such changes are material. You shall have seven (7) calendar days following execution of the Affirmation of Letter Agreement and Release of Claims to revoke it by giving notice of such revocation to the Company via Melissa Mong, VP, General Counsel (Interim) and Corporate Secretary, via e-mail at mmong@sensata.com; and, to be effective, such notice must be received by the Company no later than the seventh (7th) calendar day following your execution of this Affirmation of Letter Agreement and Release of Claims (if such day is a Saturday or Sunday, or a legal holiday then such notice must be received on the first day thereafter that is not a Saturday, Sunday, or legal holiday). You further acknowledge that if you do not sign this Affirmation of Letter Agreement and Release of Claims within twenty-one (21) days from your receipt of the document, or, alternatively, if you sign this Affirmation of Letter Agreement and Release of Claims within twenty-one (21) days from your receipt of the document but subsequently revoke it no later than seven (7) calendar days following execution of the Affirmation of Letter Agreement and Release of Claims by giving timely notice (as described above) of such revocation, then you forfeit any and all rights to the Separation Payments under the Letter Agreement.
2.Compliance With Older Workers’ Benefit Protection Act. You and the Company desire and intend that the Letter Agreement and this Affirmation of Letter Agreement and Release of Claims comply with the terms of the Older Workers’ Benefit Protection Act. Accordingly, you acknowledge that you have been advised of the following rights:
a.You understand that federal and state laws, including the Age Discrimination in Employment Act, prohibit employment discrimination based upon age, sex, race, color, national origin, ethnicity, or disability. You further understand and agree that, by signing this Affirmation of Letter Agreement and Release of Claims, you agree to waive any and all such claims, and release the Released Parties from any and all such claims.
b.YOU AGREE THAT THIS RELEASE IS GIVEN KNOWINGLY AND VOLUNTARILY AND ACKNOWLEDGE THAT:
(i)THIS RELEASE WRITTEN IN A MANNER UNDERSTOOD BY YOU;
(ii)THIS RELEASE REFERS TO RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED;
(iii)YOU HAVE NOT WAIVED ANY RIGHTS ARISING AFTER THE DATE OF THIS AGREEMENT;

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(iv)YOU HAVE RECEIVED VALUABLE CONSIDERATION IN EXCHANGE FOR THE RELEASE OTHER THAN AMOUNTS YOU ARE OTHERWISE ALREADY ENTITLED TO RECEIVE;
(v)YOU HAVE TWENTY-ONE (21) DAYS AFTER RECEIVING THIS AFFIRMATION OF LETTER AGREEMENT AND RELEASE OF CLAIMS TO CONSIDER WHETHER TO SIGN IT;
(vi)IN THE EVENT THAT YOU SIGN THE AFFIRMATION OF LETTER AGREEMENT AND RELEASE OF CLAIMS, YOU HAVE ANOTHER SEVEN (7) DAYS TO REVOKE IT BY DELIVERING NOTICE AS SET FORTH IN SECTION 6(f).
(vii)NEITHER THE COMPANY NOR ITS AGENTS OR ATTORNEYS HAS MADE ANY REPRESENTATIONS OR PROMISES TO THE TERMS OR EFFECTS OF THIS LETTER AGREEMENT AND/OR AFFIRMATION OF LETTER AGREEMENT AND RELEASE OF CLAIMS OTHER THAN THOSE CONTAINED HERE; AND
(viii)YOU HAVE BEEN AND ARE AGAIN BEING ADVISED TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THE LETTER AGREEMENT AND AFFIRMATION OF LETTER AGREEMENT AND RELEASE OF CLAIMS.

AGREED TO AND ACCEPTED BY:

Allisha Elliott

Date

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